UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2022 (November 11, 2022)

ARIES I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40421	98-1578649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Lime Tree Bay, P.O. Box 1569

Grand Cayman, Cayman Islands KY-1110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (630) 386-5288

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-half of one redeemable warrant	RAMMU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	RAM	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	RAMMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On November 11, 2022, Aries I Acquisition Corporation (the “Company”) notified the trustee of the Company’s trust account (the “Trust Account”) that it was extending the time available to the Company to consummate its initial business combination from November 21, 2022 to December 21, 2022 (the “Extension”). The Extension provides the Company with additional time to complete its proposed business combination with Infinite Assets, Inc., a Web3 and Metaverse infrastructure company that enables brands and creators to create, monetize, and drive consumer engagement with digital content. The Extension is the fourth of up to twelve (12) one-month extensions permitted under the Company’s governing documents.

Pursuant to the terms of the Company’s trust agreement, on November 18, 2022, in connection with the Extension, the Company’s sponsor, Aries Acquisition Partners, Ltd., deposited an aggregate of $80,362.03 into the Trust Account, on behalf of the Company. This deposit was made in respect of a non-interest bearing loan to the Company (the “Loan”). If the Company completes a business combination by December 21, 2022 (or by January 21, 2023, or by the 21st day of each of the immediately succeeding seven (7) calendar months, to the extent that, prior to each such date, the Company exercises an additional one-month extension to extend the time to complete a business combination), the Company will repay the Loan out of the proceeds of the Trust Account released to the Company. If the Company does not complete its initial business combination by December 21, 2022 (or by January 21, 2023, or by the 21st day of each of the immediately succeeding seven (7) calendar months, to the extent that, prior to each such date, the Company exercises an additional one-month extension to extend the time to complete a business combination), the Company will only repay the Loan from funds held outside of the Trust Account.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIES I ACQUISITION CORPORATION

	By:	/s/ Paul Wolfe
Name: Paul Wolfe
Title: Chief Operating Officer

Dated: November 21, 2022